Advantage Advisers, Inc.

The Mexico Equity and Income Fund, Inc.

Semiannual Report

January 31, 2000

The Mexico Equity
and Income Fund, Inc.

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The Mexico Equity and Income Fund, Inc.

                                                                  March 10, 2000

Dear Fund Shareholder,

We are pleased to provide you with the unaudited financial statements of The Mexico Equity and Income Fund, Inc. (the "Fund") for the semiannual period ended January 31, 2000.

The Fund's net asset value ("NAV") increased by 17.8% in the six months ended January 31, 2000, and substantially outperformed The Mexico Fund (MXF), the most comparable closed-end Mexican fund, during the same period (17.8% vs. 5.8%). The Bolsa Index gained 22.7% during the same period, largely on the basis of the performance of a single stock in the Index.

However, during the one-year period ended February 29, 2000, the Fund's common share market price increased 91%, outperforming the Bolsa Index's gain of 84%. In comparison, the MXF's common share market price gained 35% during the same period. We believe that our outperformance of the Bolsa Index in a one-year period is especially impressive in light of the fact that a single stock in the Index, Telefonos de Mexico, gained 160% during that period.

The Fund declared a US$0.121 per share dividend to shareholders of record on December 23, 1999, which was paid on January 14, 2000.

The Fund's strategy, beginning early in the second half of 1999, of accumulating stock in companies likely to be dominant in the Internet business in Mexico, proved beneficial. Consequently, as of January 31, 2000, the Fund's portfolio included significant weightings


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THE MEXICO EQUITY AND INCOME FUND, INC.

in telecommunications (20%), media (15%) and financial (11%) companies, all three sectors related to the Internet business.

On behalf of the Board of Directors, we thank you for your participation and continued support of the Fund. If you have any questions, do not hesitate to call our toll-free number, (800) 421-4777.

Sincerely,

/s/ Bryan McKigney

Bryan McKigney
President and Secretary


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                                         THE MEXICO EQUITY AND INCOME FUND, INC.

Report of the Mexican Adviser

For the Six Months Ended January 31, 2000

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MEXICO'S ECONOMIC OUTLOOK

Dynamic private sector investment and consumption during the final quarters of 1999 boosted the overall growth rate of the Mexican economy for the 1999 calendar year to 3.7%, a higher rate than had been expected earlier in the year. As reflected in the relatively low 1.15% ratio of public deficit to the country's Gross Domestic Product (GDP) for 1999, fiscal policy was not a contributing factor to the more rapid economic growth.

In addition, inflation during 1999 was 12.3%, below the original target of 13%. One explanation for this development is the 4.4% appreciation of the Mexican peso vs. the U.S. dollar during the period when the Mexican Mix oil price recorded a sustained increase. Another explanation lies in the remarkable gains in the international financial markets (recovery in many markets and continued expansion in the U.S. market), as well as the magnitude and timing of restrictive monetary and fiscal policies in Mexico during the year.

Monetary policy tightening in Mexico continued in January 2000, signaling to the market that price stability remains a top priority. Nevertheless, Banamex-Accival financial group (Banacci) forecasts that Mexico's GDP will grow by at least 4.5% in 2000, compared to 3.4% for the Latin American countries as a whole and 2.5% for the emerging countries.

Although the Mexican peso appreciated against the U.S. dollar for 1999 as a whole, the peso lost 2% against the U.S. dollar during the six months ended January 31, 2000, ending at 9.59 pesos to the U.S. dollar.

Country risk, as measured by the spread of the Mexican global bond due in 2026 with respect to U.S. Treasury bonds of similar maturity, diminished by 99 basis points, to 356 basis points at the end of January 2000, from 455 basis points at the end of July 1999. Domestic real and nominal interest rates (28-day Cete) decreased by 300 basis points, to 17% from 20% in August 1999.

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Fund Updates

The Fund's toll-free phone number, (800) 421-4777, provides callers with a recorded monthly update of the markets in which the Fund invests. It also offers details about the Fund, its portfolio and performance.

Tracking the Fund's NAV

The Fund's net asset value (NAV) is calculated weekly and published in The Wall Street Journal every Monday under the heading "Closed End Funds." The Fund's net asset value is also published in Barron's on Saturdays and in The New York Times on Mondays. The Fund is listed on the New York Stock Exchange under the ticker symbol MXE.
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THE MEXICO EQUITY AND INCOME FUND, INC.

The Mexican Mix oil price climbed to as high as US$24.48 per barrel in mid-January 2000 from US$17.40 in late July 1999, ending January 2000 at US$22.60 per barrel.

On March 7, Moody's Investors Service announced the upgrading of Mexico's long-term foreign debt obligations to investment grade from Ba1 to Baa3. The upgrade recognizes the strength of the Mexican economy after several years of structural reforms and financial consolidation. According to Moody's, the upgrade reflects "a lower relative foreign currency debt burden, underpinned by a dynamic export sector well integrated into the North American economy and increasingly integrated with other regions of the world." Moody's investment grade came four months before the Mexican presidential election scheduled for July 2, 2000.

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THE MEXICAN STOCK MARKET

For the six-month period ended January 31, 2000, Mexico's Bolsa Index gained 22.7% in U.S. dollar terms. This gain was concentrated mainly in Internet-related (financial groups and media) and telecommunications stocks, clearly reflecting the greater interest in the Bolsa market in "new economy" issues vs. the "old economy."

The best-performing sectors of the Mexican market for the six months ended January 31, 2000 were: financial groups, with a 62% dollar return; media & broadcasting (up 49%) and telecommunications (up 47%.) The worst-performing sectors included food (down 16%), paper (down 12%) and construction (down 8%).

With respect to Mexico's sovereign upgrade by Moody's, domestic-oriented sectors such as beverages, cement, food, media, retailers and banks, as well as interest-sensitive stocks with significant leverage, should be the main beneficiaries. However, export-oriented companies with high U.S. dollar-linked revenues should suffer operating margin compression in a strong peso scenario.

Furthermore, the investment grade on Mexican long-term debt should act as a positive catalyst for the equity and debt markets this year, attracting a broader range of investors to the country. Going forward, this upgrade should also help to revalue the multiples of internationally competitive Mexican blue-chip companies in line with their peers worldwide.

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THE FUND'S PERFORMANCE

For the six-month period ended January 31, 2000, the Fund's NAV gained 17.8% vs. the Bolsa Index's 22.7% gain. (Excluding Telmex, the Bolsa Index gained 16.3%.) The NAV of The Mexico Fund (MXF) -- the closed-end Mexico fund most comparable to The Mexico Equity and Income Fund (MXE) -- gained 5.8% during the same period, according to Lipper Analytical, Inc.


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                                         THE MEXICO EQUITY AND INCOME FUND, INC.

The Fund's 17.8% NAV gain, which was 4.9 percentage points lower than the Bolsa Index's 22.7% return, was due to the following two factors:

o     Telmex stock gained 41.1% for the six-month period ended January 31, 2000,
      18.4 percentage points higher than the return for the Bolsa Index as a whole. The Fund had a monthly average 6.6% weighting in Telmex, during the period, vs. 26.2% in the Bolsa. Our risk control measures limit an over-weighting in single stocks.

o The Fund's 14% daily average fixed income allocation during the six-month period ended January 31, 2000, yielded 8.7% and its weighted contribution to the Fund's NAV increase was 1.3%. The Fund's decision to maintain a significant fixed income exposure has enhanced performance during volatile market cycles. However, it limited the Fund's potential for growth during the six months ended January 31, 2000, when the Bolsa Index grew 22.7%.

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PORTFOLIO STRATEGY

The Fund's strategy of accumulating blue chip stocks since September 1998, and particularly its "new economy" stocks allocation (dominant in the Internet business in Mexico) during the fourth quarter of 1999, proved beneficial for the Fund. As a result, as of January 31, 2000, the Fund's structure mainly comprised stocks in telecommunications (20%), media (15%) and financial companies (almost 11%, including 2% in convertible bonds), all three sectors related to the Internet business.

The Fund declared a US$0.121 per share distribution (or 1.1% of total assets) to shareholders of record on December 23, 1999, which was paid on January 14, 2000. The dividend represented all of the Fund's estimated net investment income for the 1999 fiscal year (ended July 31, 1999).

Due to the share repurchase program, for the six-month period ended January 31, 2000, the Fund's assets were reduced by nearly US$6.5 million, or approximately 6.4% of average net assets, with a view to improving the discount on the Fund's common share market price to that of its net asset value. As of January 31, 2000, the cumulative effect of the share repurchase program and tender offer program since inception has reduced the Fund's assets by more than US$11.6 million, or approximately 11.3% of total assets.

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OUTLOOK

We are very pleased with Mexico's investment grade and think the upgrade formally marks what we believe is the beginning of a new stage for the Mexican economy and for the Mexican banking system.


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THE MEXICO EQUITY AND INCOME FUND, INC.

At the closing of this report, Standard and Poor's raised the rating on Mexico's foreign currency debt to BB+, one notch below investment grade. S&P said: "The upgrade reflects its expectation that prudent macro-economic policies will be maintained in the next administration by either of the two leading candidates in the presidential race."

The main challenges Mexico faces in 2000 are: (1) creating a relatively smooth change of national government administration, and (2) the possibility of a non-soft landing of the U.S. economy, that would impact negatively on the Mexican economy.

Finally, we are pleased to state The Mexico Equity and Income Fund maintains a leading market performance, and we believe the Fund is an appropriate vehicle to benefit from the consolidation of financial markets and asset revaluation that is expected to occur in Mexico in the coming years.

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REVIEW OF KEY ECONOMIC SECTORS AS OF JANUARY 31, 2000

COMMUNICATIONS (20.5% of the Fund's total investments)

In the last quarter of calendar 1999, communications sector stocks showed an extraordinary 59.8% U.S. dollar gain, outperforming the Bolsa Index dollar gain of 39.7% or 20.1 percentage points over the Bolsa Index gain.

The continued growth of the telecommunications industry has significantly increased investment in the Mexican market. Furthermore, the anticipation of large increases in new e-content business has attracted even more global investors into the telecommunications sector of the Bolsa. For the year ended December 31, 1999, growth was especially strong in the wireless segment; the number of cellular phone subscribers increased from 3.3 million in 1998 to approximately 7.4 million in 1999. Traditional wireline usage also showed solid growth, with an increase of 1 million lines in 1999 to 10.9 million. Internet usage is expanding rapidly, although from a very low base.

Telmex, the second largest company in Mexico and the most representative both of the telecommunications sector and of the Bolsa Index, invested US$2.1 billion in 1999, including US$650 million in acquisitions. For the year 2000, the company has announced investments of US$2.9 billion, excluding possible acquisitions. Of this US$2.9 billion, US$1.5 billion will go to wireless telecommunications.

MEDIA (15.3% of the Fund's total investments)

Increased demand for advertising by (1) new competitors in the telecom industry, mainly in local telecommunications (Pegaso and Unefon) and the Internet (e.g., portals Todito.com and El Sitio.com), (2) from political campaigns, and (3) from the Summer Olympics to be broadcast by both Televisa and TV Azteca, will increase the industry's revenues in 2000 by 12.5% in dollar terms, according to


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                                         THE MEXICO EQUITY AND INCOME FUND, INC.

projections from Banacci. Political parties' budgets for TV advertising should amount to approximately US$100-US$120 million in 2000, according to the Banacci projections. Televisa will receive approximately 70% of the total, and TV Azteca approximately 30%, according to the projections.

In addition, companies in this sector have begun to develop Internet ventures, which will include e-commerce sites: e.g., TV Azteca, through its acquisition of 50% of Mexican portal Todito.com, and Televisa through the development of its own portal, esmas.com.

RETAILING AND SPECIALTY STORES (12.7% of the Fund's total investments)

The retail sector will present an attractive investment opportunity in 2000 due to: (1) an improved GDP outlook; (2) higher real wages; (3) a lower unemployment rate; (4) growth in sales floor areas; and (5) an increase in sector productivity per square meter. Cifra, Soriana, Comerci and Gigante -- the four main self-service store chains in the country -- have strong fundamentals (size, solid financial position and market share), and they are prepared to capitalize on growth in a more favorable economic environment.

More recently, self-service stores have substantially improved their operating efficiencies by trying to maintain margins without jeopardizing strategies aimed at increasing market presence. Although competition has increased, especially in the central and northern parts of the country, self-service stores will continue to capitalize on their efficiencies. Indeed, operating expenses less depreciation are near 1994 lows.

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TOP TEN HOLDINGS AS OF JANUARY 31, 2000

TELEFONOS DE MEXICO, S.A. DE C.V. (TELMEX)

12.5% of the Fund's total investments

Telmex is the only Mexican company that offers integrated telecommunications services, including local, international long distance, cellular, Internet and paging. In August 1996, the company lost its exclusivity over the long distance market and during the second half of 1999, it started to face competition in local service from wireless service concessionaires. However, in 1999, the number of active lines increased by 10% to 10.9 million from 9.9 million in 1998. The number of active lines increased by 7% and 5% during 1998 and 1997, respectively.

In 1999, the number of new cellular subscribers in Mexico increased sharply to
5.3 million, from 2.1 million in 1998. Telmex estimates that it commands approximately 68% of the cellular telephone market as of December 1999.

Telmex has an 18% minority stake in the Internet service provider Prodigy. At December 31, 1999, Telmex had 403,000 Internet subscribers vs. 228,977 subscribers as of December 31, 1998, a 76% increase. In 1999, Telmex strengthened its international expansion strategy, which is aimed at the


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THE MEXICO EQUITY AND INCOME FUND, INC.

Hispanic population outside of Mexico, with a special focus on wireless telecommunications and the Internet/data business.

Telmex currently has interests in the following countries: (1) In the U.S., with Top Telecom, Telmex resells cellular telephone services through pre-paid telephone cards, and with Comm South Companies, Inc., it provides local telephone services to residential customers. (2) In Puerto Rico, in association with SBC, it conducts cellular telecommunications activities. (3) In Guatemala, Telmex operates the recently privatized company Telgua and has an option to buy up to 49% of the company in the next five years; and (4) In Brazil, Telmex currently has a 25% stake in the cellular company ATL.

Telmex's sales of US$9.7 billion in 1999 vs. US$8.8 billion in 1998 (a 10% increase) were mainly driven by higher international long distance revenues as well as higher settlement income (charges made by Telmex to other companies due to inter-connection calls). Nevertheless, the company's EBITDA margin decreased by 2 percentage points to 56% from 58%, reflecting the costs of entering new markets (cellular, data, Internet). In 1999, the company's net earnings were US$2.5 billion vs. US$1.7 in 1998. Telmex's market capitalization as of December 31, 1999 was US$51 billion. As of December 31, 1999, the company traded at 19 times 1999 estimated earnings per share.

GRUPO FINANCIERO BANCOMER, S.A. DE C.V. (GFB)

10.1% of the Fund's total investments

Grupo Financiero Bancomer is the second largest financial group in Mexico after Grupo Financiero Banacci. Its main subsidiaries are: (1) Bancomer (commercial bank with 1,315 branches) with a market share of approximately 19%. As of December 31, 1999, the Bank had US$27.4 billion in assets, US$19.6 billion in deposits and US$2.6 billion in equity. As of December 31, 1999, its past due loan ratio had fallen to 13.7% (from 16.4% at December 31, 1998) and its reserve coverage had risen to 80% (from 57.6% at December 31, 1998); (2) Alestra, a subsidiary of Bancomer, a telecommunications joint venture with AT&T; (3) Afore Bancomer (pension fund subsidiary), also a subsidiary of Bancomer; (4) Casa de Bolsa Bancomer (brokerage house); (5) GFB Insurance (insurance subsidiary); and
(6) Credito Familiar (home loan subsidiary).

GFB's net income rose to US$361 million in 1999 from US$103 million in 1998. Excluding extraordinary items, GFB's net income rose to US$165 million in 1999 from US$130 million in 1998. As of December 31, 1999, GFB's market capitalization was US$2.4 billion and the stock traded at 0.9x price/book value.

TV AZTECA, S.A. DE C.V. (TV AZTECA)

8.9% of the Fund's total investments

Television Azteca is Mexico's second-largest television company, with interests in production and broadcasting, international distribution of television programming, music recording, and professional


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                                         THE MEXICO EQUITY AND INCOME FUND, INC.

sports. It also has unconsolidated equity in Unefon (a 50% stake), a telecommunications company that plans to establish a nationwide digital fixed wireless personal communications network to offer local telephone service in Mexico. The company also owns stakes in TV channels in El Salvador (75%), Guatemala (75%) and Costa Rica (35%).

In February 2000, TV Azteca officially acquired 50% of Todito.com, an Internet portal that launched in August 1999. (Todito.com currently has 76,000 registered users.) The site offers news, sports and entertainment content, as well as e-mail, e-commerce, online auctions and chat rooms.

TV Azteca's annual sales totaled US$457 million in 1998 and were expected to fall to US$420 million in 1999 due to lower ratings on their programs. Nevertheless, according to Banacci's forecast, sales are expected to rise 25% to US$524 million in 2000 due to stronger ratings, rate hikes and increased demand for advertising. As of December 31, 1999, the company's market capitalization was US$1.0 billion.

CARSO GLOBAL TELECOM, S.A. DE C.V. (TELECOM)

8.0% of the Fund's total investments

Carso Global Telecom (CGT) is a holding company with interests in the telecommunications industry in Mexico, the United States and Brazil. The company resulted from a spin-off of Grupo Carso in July 1996. GT's assets include: (1) a 26.54% stake in Telmex (25.77%% directly and 0.77% via options), as of December 31, 1999. The market value of CGT's Telmex holding as of January 31, 2000 was US$10.6 billion. (2) a 49% stake in Prodigy as of December 31, 1999. The market value of CGT's Prodigy holding as of January 31, 2000 was US$584 million. Prodigy is a U.S. Internet service provider (ISP) with 1.2 million subscribers as of September 30, 1999. (3) a 25.3% stake in Splitrock as of December 31, 1999. The market value of CGT's Splitrock holding as of January 31, 2000 was US$497 million. Splitrock operates a digital network for high-speed data, voice and video transmission in the United States. (4) a 40% stake in MCOM Wireless as of December 31, 1999. The acquisition cost of CGT's holding in 1996 was US$65 million. MCOM Wireless offers paging and trunking services in Brazil.

KIMBERLY-CLARK DE MEXICO, S.A. DE C.V.

7.2% of the Fund's total investments

Kimberly Clark de Mexico, S.A. de C.V., is the leading manufacturer, marketer and seller of bleached paper products for personal care in Mexico. It focuses on consumer products such as "Petalo" toilet paper and napkins, "Scribe" notebooks, "Kotex" sanitary towels and "Kleen Bebe" and "Huggies" diapers. It also participates in the writing and printing paper and industrial products sectors.

In December 1999, the first of two new tissue machines began operations; the two machines, together will increase tissue capacity by 15%. (This segment represented 30% of total revenues in


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THE MEXICO EQUITY AND INCOME FUND, INC.

1999.) In addition, the company announced that during the year 2000, printing and writing paper capacity (15% of total sales in 1999) will increase 15%. The increments in installed capacity and demand for tissue and writing paper could offset possible future price increases in Kimberly's main raw materials (pulp and chemicals).

In our view, Kimberly represents a low financial risk and has a solid financial structure due to its policy of maintaining a low debt-to-equity ratio. The company also has an experienced management team with a strong knowledge of its market. We consider it a growth stock that as of December 31, 1999 was selling at a 24% discount to the market's multiple. Its potential growth in 2000 is mainly related to the 5% increase in demand for paper and 15% capacity expansion in the paper tissue subsidiary.

Kimberly's sales remained flat during 1999. However, its EBITDA grew 7% and net profit rose 22% due to operating efficiencies and the continuing low cost of raw materials (i.e., cellulose). Kimberly's annual net sales totaled US$1.5 billion in 1999, and its market capitalization as of December 31, 1999 was US$3.9 billion.

GRUPO TELEVISA, S.A. (TELEVISA)

6.3% of the Fund's total investments

Grupo Televisa, S.A. is the largest media company in the Spanish-speaking world and a major participant in the international entertainment business. It has interests in television production, broadcasting, international distribution of television programming, direct-to-home satellite services, publishing, radio production and broadcasting, music recording, cable television, professional sports and show business promotions, paging services, feature film production and distribution and dubbing.

Grupo Televisa also has unconsolidated equity stakes in several other companies, including Univision, the leading Spanish-language television company in the United States (approximately a 7% stake).

Televisa recently announced the first of several initiatives to enter the online industry. This includes the launch of esmas.com, a Spanish-speaking horizontal Internet portal, which will provide multiple services, including news, sports, music, publications and entertainment. Televisa will invest US$80 million in the portal (US$60 million in content and US$20 million in digitalization), which is expected to be launched in the early part of the second quarter of 2000.

Televisa's annual sales totaled US$1.7 billion in 1998 and rose to US$1.9 billion in 1999. As of December 31,1999, its market capitalization was US$7.5 billion.

CIFRA S.A. DE C.V. (CIFRA)

4.3% of the Fund's total investments

Cifra S.A. de C.V. (Cifra) is the main retail chain in Mexico. As of December 1999, it had 458 operating units, including 203 self-service stores, 51 department stores and 204 restaurants. As of


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                                         THE MEXICO EQUITY AND INCOME FUND, INC.

September 30, 1999, Cifra had a sales floor area of 1,543,371 square meters; the number of restaurant seats totaled 44,780, and there were 66,158 employees. In the 12 months ended September 30, 1999, Cifra posted US$5.6 billion in revenues.

In 1991, it formed a wholesale club format (Sam's Club) joint venture with Wal-Mart Stores Inc., a company that was extended in May 1992 to new self-service stores (Aurrera, Bodega Aurrera Superama and Wal-Mart Supercenter) and in January 1994 to new department stores (Suburbia) and restaurants (Vips, Porton and other specialized units). As of September 1, 1997, the joint venture companies were merged into Cifra, and Wal-Mart Stores Inc. took control of the company. Cifra's market capitalization was US$9.0 billion as of December 31, 1999.

GRUPO SANBORNS, S.A. DE C.V. (GSANBOR)

4.2% of the Fund's total investments

Grupo Sanborns (Gsanbor), with sales during the nine-month period ended September 30, 1999 of US$842 million, is one of the largest specialized retail chain operators in Mexico, and the one with the broadest geographical coverage. At September 30, 1999, market capitalization was US$2.1 billion and the market float (outstanding shares) was 22%. Its main divisions (88% of consolidated sales and 84% of consolidated EBITDA) at September 30, 1999 were: Sears, 41 department stores with a total sales area of 227,123 square meters, and Sanborns, with 104 specialized retail stores in a unique Mexican format consisting of 88,291 square meters of sales area offering hard-goods, soft-goods, tobacco and pharmaceutical products, as well as restaurants (39,300 seats). Other divisions are Promusa (51 music stores), El Globo (82 bakeries, acquired in May 1999) and Real Estate (which includes two major malls in Mexico
City).

In 1999, through its Sanborns subsidiary website, the group entered the e-commerce business, and by the end of the year increased its presence in the sector via minority interests in CDNow (9.7%) and CompUSA (14%). In February 2000, it started a tender offer for a majority stake in the latter.

Early this year, Grupo Sanborns announced a new investment in the Internet: the company invested US$5.0 million for a 20% equity stake in Demasiado Holding Corp., a New York company which has an Internet portal in Spanish. Demasiado.com reported 1999 sales of US$2.2 million, which it expects to grow 492% to US$13.0 million in 2000. By the end of the first half of 2000, the company is also expected to announce a new portal that could include on-line trading.

GRUPO ELEKTRA, S.A. DE C.V. (ELEKTRA)

4.2% of the Fund's total investments

Grupo Elektra is Latin America's leading specialty retailer, with three separate retail chains that target Latin America's growing middle class. The group operates 946 stores in 320 cities in Mexico


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THE MEXICO EQUITY AND INCOME FUND, INC.

and five other countries in Latin America. The principal business units include:
Elektra, which offers electronic goods, furniture and appliances to middle and lower middle income groups; Hecali/The One, a family clothing merchandiser offering basic fashion clothing; Salinas y Rocha, which focuses on furniture, electronic goods and appliances for the middle and upper middle income groups; CrediFacil, which extends financing credit to all Grupo Elektra's customers; and Dinero en Minutos/Dinero Express, which provides money transfer services from the U.S. to Mexico and within Mexico.

Grupo Elektra also holds a major investment in TV Azteca (18.6%), one of the two broadcast television networks in Mexico. Mass-market advertising through TV Azteca is an integral element of Elektra's strategy. The company is ready to enter the Internet business through its theone.com.mx virtual store (apparel products), which will handle the same product lines found in its stores. The launch of this site was scheduled for February 29, 2000, followed by an Elektra e-commerce page to be launched during the second quarter of 2000.

Elektra's annual sales for the full year 1999 were US$1.2 billion with a market capitalization of US$1.4 billion as of December 31, 1999. Banacci's sales and EBITDA growth forecasts for 2000 for Elektra were 15.3% and 27.7%, respectively. The debt-to-equity ratio is expected to improve from 89% at the end of 1999 to 67% at the end of 2000.

CORPORACION INTERAMERICANA DE ENTRETENIMIENTO, S.A. DE C.V. (CIE)

3.9% of the Fund's total investments

CIE is the leading live entertainment holding company in Latin America, with growing operations in Mexico, Argentina, Brazil, Chile, Colombia, Spain and the Latin market in the United States. With headquarters in Mexico City, CIE has subsidiaries in three main business areas: entertainment, commerce and services. These divisions encompass nearly all aspects of the live entertainment industry, from the promotion of live events, the operation of entertainment venues and amusement parks, to the organization and administration of fairs and exhibitions. In addition, the company operates computerized ticket sales for its own entertainment events as well as for third parties, and develops telemarketing sales programs for clients.

Recently, CIE announced its entry into the Internet business through an agreement with Aspel Grupo (a leading Mexican software package development company) for supplying live entertainment content for two of Aspel's Internet subsidiaries: www.elfoco.com, a sports and entertainment portal for the Spanish and Portuguese speaking world, and www.correoweb.com, the largest integrated Mexican communications/community Internet site, based on e-mail services. As of January 2000, these sites had 620,000 subscribers in Mexico and Argentina, with an estimated 40 million hits a month.


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                                         THE MEXICO EQUITY AND INCOME FUND, INC.

CIE's market capitalization was US$815 million as of December 31, 1999. Its 12-month sales as of the end of the third quarter of 1999 were US$240 million. Estimated sales and EBITDA for 2000 are, respectively, US$363 million vs. the US$282 million estimated for 1999 (a 28.5% increase), and US$87 million vs. the US$72 million estimated for 1999 (a 21.4% increase).

M. Eugenia Pichardo
Acci Worldwide, S.A. de C.V.
Mexican Investment Adviser

THE MEXICO EQUITY AND INCOME FUND, INC.

Schedule of Investments                                         January 31, 2000
                                                                     (Unaudited)

Mexico (99.87% of holdings)

COMMON STOCKS (92.00% of holdings)

Number of                                                                      Percent of
Shares        Security                                                         Holdings             Value
------------------------------------------------------------------------------------------------------------
              Cement                                                              3.34%
   794,893    Cemex, S.A..............................................................          $  3,486,155
                                                                                                ------------
                                                                                                   3,486,155
                                                                                                ------------
              Communications                                                     20.47%
   820,000    Carso Global Telecom - A1*..............................................             8,364,205
   230,000    Telefonos de Mexico, S.A. de C.V. L.....................................             1,232,999
   110,600    Telefonos de Mexico, S.A. de C.V. L ADR.................................            11,778,900
                                                                                                ------------
                                                                                                  21,376,104
                                                                                                ------------
              Construction                                                        0.45%
   828,200    Grupo Tribasa S. A. de C.V. ADR*........................................               465,862
                                                                                                ------------
                                                                                                     465,862
                                                                                                ------------
              Entertainment                                                       3.93%
   666,000    Corporacion Interamaericana de Entretenimiento
                S.A. de C.V.B*........................................................             2,743,742
   337,000    Corporacion Interamaericana de Entretenimiento
                S.A. de C.V.L*........................................................             1,356,717
                                                                                                ------------
                                                                                                   4,100,459
                                                                                                ------------
              Financial Groups                                                    8.49%
22,647,000    Grupo Financiero Bancomer, S.A. de C.V. O*..............................             8,337,913
 2,000,000    Grupo Financiero GBM Atlantico, S.A. de C.V. B*+........................               531,915
                                                                                                ------------
                                                                                                   8,869,828
                                                                                                ------------
              Food, Beverage, and Tobacco                                         8.83%
    65,200    Fomento Economico Mexicano, S.A. de C.V. B ADR..........................             2,681,350
   312,000    Fomento Economico Mexicano, S.A. de C.V. B..............................             1,283,730
 1,649,000    Grupo Bimbo, S.A. de C.V.*..............................................             2,768,972
 1,084,000    Grupo Modelo, S.A. de C.V. C............................................             2,492,929
                                                                                                ------------
                                                                                                   9,226,981
                                                                                                ------------
              Industrial Conglomerates                                            6.25%
   881,000    Alfa, S.A. de C.V. A*...................................................             3,307,885
   455,000    Grupo Carso, S.A. de C.V. A1*...........................................             1,883,969
   738,000    Grupo Imsa, S.A. de C.V. UBC............................................             1,331,602
                                                                                                ------------
                                                                                                   6,523,456
                                                                                                ------------

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

Schedule of Investments (continued)                             January 31, 2000
                                                                     (Unaudited)

COMMON STOCKS (continued)

Number of                                                                      Percent of
Shares        Security                                                         Holdings          Value
---------------------------------------------------------------------------------------------------------
              Media                                                           15.25%
    31,000    Grupo Televisa S.A.*..................................................          $   847,424
   103,600    Grupo Televisa S.A. ADR*..............................................            5,749,800
16,273,200    TV Azteca S.A. de C.V.................................................            8,469,260
   103,000    TV Azteca S.A. de C.V. ADR............................................              856,187
                                                                                              -----------
                                                                                               15,922,671
                                                                                              -----------
              Mining                                                           3.67%
   706,000    Grupo Mexico, S.A. B..................................................            3,836,316
                                                                                              -----------
                                                                                                3,836,316
                                                                                              -----------
              Paper Products                                                   7.23%
 2,471,000    Kimberly-Clark de Mexico, S.A. de C.V. A..............................            7,551,137
                                                                                              -----------
                                                                                                7,551,137
                                                                                              -----------
              Retailing                                                        4.26%
 1,955,000    Cifra, S.A. de C.V. C.................................................            3,262,411
   670,000    Cifra, S.A. de C.V. V*................................................            1,192,136
                                                                                              -----------
                                                                                                4,454,547
                                                                                              -----------
              Specialty Stores                                                 8.41%
 5,306,000    Grupo Elektra S.A. de C.V. ...........................................            4,371,861
 2,126,000    Grupo Sanborns, S.A. de C.V. B1*......................................            4,408,102
                                                                                              -----------
                                                                                                8,779,963
                                                                                              -----------
              Steel                                                            1.42%
   579,000    Industrias, S.A. de C.V. B*...........................................            1,479,506
                                                                                              -----------
                                                                                                1,479,506
                                                                                              -----------

              TOTAL COMMON STOCKS (Cost $93,203,652) ...............................           96,072,985
                                                                                              -----------

THE MEXICO EQUITY AND INCOME FUND, INC.

Schedule of Investments (continued)                             January 31, 2000
                                                                     (Unaudited)

CONVERTIBLE DEBENTURE (2.15% of holdings)

Par Value                                                         Percent of
(000)             Security                                         Holdings              Value
--------------------------------------------------------------------------------------------------
MXP 21,50 5       Grupo Financiero Bancomer 23.33%, 05/16/02** .............         $   2,248,557
                                                                                     -------------
                  TOTAL CONVERTIBLE DEBENTURE (Cost $3,515,117) ............             2,248,557
                                                                                     -------------

SHORT TERM OBLIGATIONS (5.72% of holdings)

                  PROMISSORY NOTES
MXP 28,028        Banco Inbursa, S.A. 19.00% 02/01/00** ....................             2,923,218
MXP 29,206        Banco Nacional de Obras y Servicias Publicas,
                    S.A. de C.V. 19.00% 02/01/00** .........................             3,046,110
                                                                                     -------------
                  TOTAL PROMISSORY NOTES (Cost $5,969,328) .................             5,969,328
                                                                                     -------------

                  TOTAL SHORT-TERM OBLIGATIONS (Cost $5,969,328) ...........             5,969,328
                                                                                     -------------

                  TOTAL MEXICO (Cost $102,688,097) .........................           104,290,870
                                                                                     -------------

UNITED STATES SHORT TERM OBLIGATION (0.13% of holdings)

Number of
Shares            Security                                                                 Value
--------------------------------------------------------------------------------------------------
   135,851        Temporary Investment Fund, Inc. - Temp Cash Portfolio.....               135,851
                                                                                     -------------

                  TOTAL UNITED STATES SHORT TERM
                     OBLIGATION (Cost $135,851) ............................               135,851
                                                                                     -------------

                  TOTAL INVESTMENTS (Cost $102,823,948)++            100.00%         $ 104,426,721
                                                                                     =============

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

Schedule of Investments (continued)                             January 31, 2000
                                                                     (Unaudited)

Footnotes and Abbreviations

                        *     Non-Income producing security.
                        ** Variable rate security. Interest rate represents rate at January 31, 2000.
                        + At fair value as determined under the supervision of the Board of Directors
                        ++ Aggregate cost for Federal income tax purposes is $ 103,782,553

                              The aggregate gross unrealized appreciation
                              (depreciation) for all securities is as follows:

                              Excess of market value over tax cost      $12,778,349

                              Excess of tax cost over market value      (12,134,181)
                                                                        -----------
                                                                        $   644,168
                                                                        ===========

                        ADR - American Depository Receipt

                        MXP - Mexican Pesos

See accompanying notes to financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Statement of Assets and Liabilities                             January 31, 2000
                                                                     (Unaudited)

ASSETS

Investments, at value (Cost $102,823,948) ...............................      $ 104,426,721
Foreign currency holdings (Cost $70,120) ................................             70,244
Receivables:
  Interest (net of withholding tax of $510) .............................             21,802
  Maturities ............................................................          5,960,447
  Securities sold .......................................................          1,969,186
Prepaid expenses ........................................................             28,402

                                                                               -------------
        Total Assets ....................................................        112,476,802
                                                                               -------------

LIABILITIES

Payable for securities purchased ........................................          6,967,176
Payable for Fund share repurchased ......................................            208,745
Due to Mexican Adviser ..................................................             99,285
Due to Co-Adviser .......................................................             76,374
Due to Administrator ....................................................             38,187
Accrued expenses ........................................................            165,408

                                                                               -------------

        Total Liabilities ...............................................          7,555,175
                                                                               -------------

        Net Assets ......................................................      $ 104,921,627
                                                                               =============

        NET ASSET VALUE PER SHARE ($104,921,627/10,422,594)                    $       10.07
                                                                               =============

NET ASSETS CONSIST OF:

Capital stock, $0.001 par value; 11,825,273 shares issued and outstanding
  (100,000,000 shares authorized) .......................................      $      11,825
Paid-in capital .........................................................        131,288,786
Cost of 1,402,679 shares held in treasury stock .........................        (11,550,747)
Undistributed net investment income .....................................             90,286
Accumulated net realized loss on investments and foreign currency
  related transactions ..................................................        (16,533,900)
Net unrealized appreciation in value of investments and on translation
  of other assets and liabilities denominated in foreign currency .......          1,615,377
                                                                               -------------
                                                                               $ 104,921,627
                                                                               =============

See accompanying notes to financial statements.

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

                                                        For the Six Months Ended
Statement of Operations                             January 31, 2000 (Unaudited)

Investment Income
Interest (Net of taxes withheld of $47,564) .......................                    $    982,205
Dividends (Net of taxes withheld of $18,397) ......................                         223,702
                                                                                       ------------
              Total investment income .............................                       1,205,907
                                                                                       ------------

Expenses
Mexican Advisory fees .............................................   $    263,645
Legal fees ........................................................        224,463
Co-Advisory fees ..................................................        202,804
Administration fees ...............................................        101,402
Transfer agent fees ...............................................         69,007
Custodian fees ....................................................         44,325
Audit fees ........................................................         31,471
Insurance .........................................................         19,418
NYSE fees .........................................................         12,196
Directors' fees ...................................................         11,763
Printing ..........................................................          8,082
Miscellaneous .....................................................         10,143
                                                                      ------------

              Total expenses ......................................                         998,719
                                                                                       ------------

              Net investment income ...............................                         207,188
                                                                                       ------------

Net Realized and Unrealized Gain (Loss) on Investments,
Foreign Currency Holdings and Translation of Other Assets
and Liabilities Denominated in Foreign Currency:
Net realized gain (loss) from:
   Security transactions ..........................................                       5,891,719
   Foreign currency related transactions ..........................                        (111,982)
                                                                                       ------------
                                                                                          5,779,737

Net change in unrealized appreciation of investments and
   translations of other assets and liabilities denominated
   in foreign currency ............................................                       9,576,188
                                                                                       ------------

Net realized and unrealized gain on investments, foreign
   currency holdings and translation of other assets and
   liabilities denominated in foreign currency ....................                      15,355,925
                                                                                       ------------

Net increase in net assets resulting from operations ..............                    $ 15,563,113
                                                                                       ============

See accompanying notes to financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Statements of Changes in Net Assets

                                                                       For the Six
                                                                       Months Ended      For the Year
                                                                     January 31, 2000       Ended
                                                                        (Unaudited)     July 31, 1999
------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income ...........................................     $     207,188      $   2,560,510

Net realized gain (loss) on investments and foreign currency
   related transactions .........................................         5,779,737        (20,981,275)
Netchange in unrealized appreciation in value of investments, foreign currency holdings and translation of other
   assets and liabilities denominated in foreign currency .......         9,576,188         11,474,896
                                                                      -------------      -------------
  Net increase (decrease) in net assets resulting from operations        15,563,113         (6,945,869)
                                                                      -------------      -------------
Distributions to shareholders from
Net investment income ($0.12 and $0.00 per share, respectively) .        (1,295,474)                --
Net realized gains ($0.00 and $0.93 per share, respectively) ....                --        (10,997,504)
                                                                      -------------      -------------
  Decrease in net assets from distributions .....................        (1,295,474)       (10,997,504)
                                                                      -------------      -------------
Capital share transactions
Shares repurchased under Tender Offer (463,179 shares) ..........                --         (4,173,245)
Shares repurchased under Stock Repurchase Program
   (819,500 and 120,000 shares respectively)                             (6,496,402)          (881,100)
                                                                      -------------      -------------

  Decrease in net assets from capital share transactions                 (6,496,402)        (5,054,345)
                                                                      -------------      -------------

Total increase (decrease) in net assets                                   7,771,237        (22,997,718)
                                                                      -------------      -------------
NET ASSETS
Beginning of period .............................................        97,150,390        120,148,108
                                                                      -------------      -------------
End of period (including undistributed net investment income
   of $90,286 and $1,178,572 respectively)                            $ 104,921,627      $  97,150,390
                                                                      =============      =============

See accompanying notes to financial statements.

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

Financial Highlights

For a Share Outstanding throughout Each Period

                                               For the Six
                                               Months Ended       For the Year   For the Year
                                               January 31, 2000   Ended          Ended
                                              (Unaudited)         July 31, 1999  July 31, 1998
----------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of year .......     $     8.64         $  10.16        $  16.83
                                               ----------         --------        --------
Net investment income ....................           0.02             0.22            0.23
Net realized and unrealized gains (losses)
   on investments, foreign currency
   holdings, and translation of other
   assets and liabilities denominated
   in foreign currency ...................           1.39            (0.87)          (3.34)
                                               ----------         --------        --------
Net increase (decrease) from
   investment operations .................           1.41            (0.65)          (3.11)
                                               ----------         --------        --------

Less: Distributions
   Dividends from net investment
      income .............................          (0.12)              --           (0.19)
   Distributions from net realized gains .             --            (0.93)          (3.37)
                                               ----------         --------        --------
Total dividends and distributions ........          (0.12)           (0.93)          (3.56)
                                               ----------         --------        --------

Capital share transactions
   Anti-dilutive effect of dividend
     reinvestment ........................             --               --              --
   Anti-dilutive effect of tender offer ..             --             0.04              --
   Anti-dilutive effect of share
     repurchase program ..................           0.14             0.02              --
   Dilutive effect of rights offering ....             --               --              --
                                               ----------         --------        --------
Total capital share transactions .........           0.14             0.06              --
                                               ----------         --------        --------
Net asset value, end of year .............     $    10.07         $   8.64        $  10.16
                                               ==========         ========        ========

Per share market value, end of year ......     $   8.4375         $ 7.0625        $   7.75

Total Investment Return Based
   on Market Value* ......................        21.08 %           7.24 %          (26.23)%

                                                  For the Year    For the Year    For the Year
                                                  Ended           Ended           Ended
                                                  July 31, 1997   July 31, 1996   July 31, 1995
-----------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of year .......        $  11.96        $  11.31        $ 20.33
                                                  --------        --------        -------
Net investment income ....................            0.43            0.81+          0.82
Net realized and unrealized gains (losses)
   on investments, foreign currency
   holdings, and translation of other
   assets and liabilities denominated
   in foreign currency ...................            5.55            0.67+         (5.98)
                                                  --------        --------        -------
Net increase (decrease) from
   investment operations .................            5.98            1.48          (5.16)
                                                  --------        --------        -------

Less: Distributions
   Dividends from net investment
      income .............................           (0.44)             --          (0.03)
   Distributions from net realized gains .           (0.67)          (0.09)         (3.90)
                                                  --------        --------        -------
Total dividends and distributions ........           (1.11)          (0.09)         (3.93)
                                                  --------        --------        -------

Capital share transactions
   Anti-dilutive effect of dividend
     reinvestment ........................              --              --           0.07
   Anti-dilutive effect of tender offer ..              --              --             --
   Anti-dilutive effect of share
     repurchase program ..................              --              --             --
   Dilutive effect of rights offering ....              --           (0.74)            --
                                                  --------        --------        -------
Total capital share transactions .........              --           (0.74)          0.07
                                                  --------        --------        -------
Net asset value, end of year .............        $  16.83        $  11.96        $ 11.31
                                                  ========        ========        =======

Per share market value, end of year ......        $ 14.125        $  9.625        $ 11.25

Total Investment Return Based
   on Market Value* ......................           62.52%          (8.26)%       (31.96)%

THE MEXICO EQUITY AND INCOME FUND, INC.

Financial Highlights (concluded)

Ratios/Supplemental Data
Net assets, end of year (in 000s) ........   $  104,922       $ 97,150     $120,148      $199,066      $141,448     $99,779
Ratios of expenses to average net assets .         1.97%++        1.88%        1.46%         1.49%         1.56%       1.71%
Ratios of net investment income to average
  net assets .............................         0.41%++        2.72%        1.65%         3.29%         7.32%       5.73%
Portfolio turnover .......................        91.56%        163.23%       88.85%       127.44%        42.59%      50.52%

* Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation to be fully subscribed under the terms of the rights offering. Total investment return does not reflect sales loads or brokerage commissions.

 +    Based on average shares outstanding.

++    Annualized

See accompanying notes to financial statements.

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements                                   January 31, 2000
                                                                     (Unaudited)

NOTE A: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Mexico Equity and Income Fund, Inc. (the "Fund") was incorporated in Maryland on May 24, 1990, and commenced operations on August 21, 1990. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Significant accounting policies are as follows:

Portfolio Valuation. Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination of net asset value, or, if no sales price is available at that time, at the closing price last quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices, rather than the quoted closing price). Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost if their term to maturity from the date of purchase was less than 60 days, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase when acquired by the Fund was more than 60 days. Securities for which market values are not readily ascertainable, which aggregated $531,915 (0.51% of net assets) at January 31, 2000, are carried at fair value as determined in good faith by, or under the supervision of, the Board of Directors.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, including the accretion of discount and amortization of premium on investments, is recorded on an accrual basis; dividend income is recorded on the ex-dividend date or, using reasonable diligence, when known to the Fund. The collectibility of income receivable from foreign securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

Tax Status. No provision is made for U.S. Federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders that will be sufficient to relieve it from all or substantially all U.S. Federal income and excise taxes. At July 31, 1999, the Fund had a capital loss carryover of $9,621,668 expiring on July 31, 2007, which is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code.

THE MEXICO EQUITY AND INCOME FUND, INC.

                                                                January 31, 2000
Notes to Financial Statements (continued)                            (Unaudited)

In accordance with U.S. Treasury regulations, the Fund elected to defer $11,534,315 of capital losses and $119,738 of net realized foreign currency losses arising after October 31, 1998. Such losses are treated for tax purposes as arising on August 1, 1999.

The Fund is subject to the following withholding taxes on income from Mexican sources:

      Effective January 1, 1999, dividends distributed by Mexican companies are subject to withholding tax at an effective rate of 7.69%. Mexican companies that reinvest profits are subject to income tax at a rate of 35%. Mexican companies that decide to distribute profits through dividends are subject to income tax at a rate of 35%. Prior to January 1, 1999, dividends distributed by Mexican companies were not subject to Mexican withholding tax if such dividends were paid out of taxed profits. Dividends distributed by Mexican companies from other sources generate a tax payment for the Mexican corporation.

      Interest income on debt issued by the Mexican federal government is not subject to withholding. Withholding tax on interest from other debt obligations is at a rate of 4.9%. Beginning January 1, 2000, the withholding tax on interest from other debt obligations is at a rate of 15%.

      Gains realized from the sale or disposition of debt securities may be subject to a 4.9% withholding tax. Gains realized by the Fund from the sale or disposition of equity securities that are listed and traded on the Mexican Stock Exchange ("MSE") are exempt from Mexican withholding tax if sold through the stock exchange. Gains realized on transactions outside of the MSE may be subject to withholding at a rate of 20% of the amount received or, upon the election of the Fund, at 40% (prior to January 1, 1999 at 30%) of the gain. If the Fund has owned less than 25% of the outstanding stock of the issuer of the equity securities within the 12 month period preceding the disposition, then such disposition will not be subject to capital gains taxes as provided for in the treaty to avoid double taxation between Mexico and the United States.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, assets and liabilities at the current peso exchange rate on the valuation date, and

      (ii) purchases and sales of investment securities, income and expenses at the peso rate of exchange prevailing on the respective dates of such transactions.

The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. The Fund does isolate the effect of fluctuations in

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

                                                                January 31, 2000
Notes to Financial Statements (continued)                            (Unaudited)

foreign currency rates, however, when determining the gain or loss upon the sale of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

The Fund reports foreign exchange realized gains and losses on all other foreign currency related transactions as components of realized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for Federal income tax purposes.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in the foreign exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibilities of political or economic instability.

Distribution of Income and Gains. The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income, including foreign currency gains, and to normally distribute annually any net realized capital gains in excess of net realized capital losses (including any capital loss carryovers), except in circumstances where the Fund realizes very large capital gains and where the Directors of the Fund determine that the decrease in the size of the Fund's assets resulting from the distribution of the gains would not be in the interest of the Fund's shareholders generally. An additional distribution may be made to the extent necessary to avoid payment of a 4% Federal excise tax.

Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with U.S. Federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature.

During the year ended July 31, 1999, the Fund reclassified a loss of $581,157 from accumulated net realized loss on investments and foreign currency related transactions to undistributed net investment income as a result of permanent book and tax differences relating primarily to foreign currency losses. In addition, the Fund reclassified $1,398,749 from undistributed net investment income to accumulated net realized loss on investments and foreign currency related transactions as a result of recharacterization of distributions. Net investment income and net assets were not affected by the reclassification.

NOTE B: MANAGEMENT, INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

Acci Worldwide, S.A. de C.V. serves as the Fund's Mexican Adviser (the "Mexican Adviser") under the terms of the Advisory Agreement (the "Advisory Agreement"). Pursuant to the Advisory Agreement,

THE MEXICO EQUITY AND INCOME FUND, INC.

                                                                January 31, 2000
Notes to Financial Statements (continued)                            (Unaudited)

the Mexican Adviser makes investment decisions for the Fund and supervises the acquisition and disposition of securities by the Fund. For its services, the Mexican Adviser receives a monthly fee at an annual rate of 0.52% of the Fund's average monthly net assets. For the six months ended January 31, 2000, these fees amounted to $263,645.

Advantage Advisers, Inc., a subsidiary of CIBC World Markets Corp. (formerly CIBC Oppenheimer Corp.) serves as the Fund's U.S. Co-Adviser ("Co-Adviser") under the terms of the U.S. Co-Advisory Agreement (the "Co-Advisory Agreement"). Pursuant to the Co-Advisory Agreement, the Co-Adviser makes investment decisions regarding the Fund's convertible debt securities jointly with the Mexican Adviser and provides advice and consultation to the Mexican Adviser on investment decisions for the Fund. For its services, the Co-Adviser receives a monthly fee at an annual rate of 0.40% of the Fund's average monthly net assets. For the six months ended January 31, 2000, these fees amounted to $202,804.

CIBC World Markets Corp., serves as the Fund's administrator
(the"Administrator"). The Administrator provides certain administrative services to the Fund. For its services, the Administrator receives a monthly fee at an annual rate of 0.20% of the value of the Fund's average monthly net assets. For the six months ended January 31, 2000, these fees amounted to $101,402.

The Fund pays each of its directors who is not a director, officer or employee of the Mexican Adviser, the Co-Adviser, the Administrator or any affiliate thereof an annual fee of $5,000 plus $700 for each Board of Directors meeting attended in person and $100 for each meeting attended by means of a telephone conference. In addition, the Fund reimburses the directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings.

NOTE C: PORTFOLIO ACTIVITY

Purchases and sales of securities other than short-term obligations, aggregated $85,125,823 and $92,926,467 respectively, for the six months ended January 31, 2000.

NOTE D: TRANSACTIONS WITH AFFILIATES

Acciones y Valores de Mexico, S.A. de C.V., the parent company of the Mexican Adviser, received total brokerage commissions of $99,629 during the six months ended January 31, 2000.

NOTE E: CAPITAL STOCK

At a special meeting of the Board of Directors on March 5, 1999, the Board of Directors approved a tender offer and share repurchase program.

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

                                                                January 31, 2000
Notes to Financial Statements (continued)                            (Unaudited)

The tender offer program allowed the Fund to purchase up to 10% of each shareholder's shares of common stock of the Fund for cash at a price equal to 90% of the Fund's net asset value per share as of the closing date. The tender offer commenced on April 12, 1999 and expired on May 14, 1999. In connection with the tender offer, the Fund purchased 463,179 shares of capital stock at a total cost of $4,173,245.

The share repurchase program authorized the Fund to buy back up to 10% of its outstanding shares of common stock in the open market following the completion of the tender offer. Pursuant to the share repurchase program, during the six months ended January 31, 2000, the Fund purchased 819,500 shares of capital stock on the open market at a total cost of $6,496,402.

During the year ended July 31, 1999, the Fund purchased 120,000 shares of capital stock on the open market at a total cost of $881,100. The weighted average discount of these purchases comparing the purchase price to the net asset value at the time of purchase was 18.58% for the six months ended January 31, 2000 and 16.70% for the year ended July 31, 1999 respectively. Subsequent to January 31, 2000, the Fund made additional purchases aggregating 120,500 shares of capital stock on the open market at a total cost of $1,249,722. The weighted average discount of these purchases was 14.20%.

The shares purchased pursuant to the tender offer and share repurchase program are held in treasury.

NOTE F: OTHER

At January 31, 2000, substantially all of the Fund's assets were invested in Mexican securities. The Mexican securities markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of securities by the Fund may be inhibited.

THE MEXICO EQUITY AND INCOME FUND, INC.

Results of Annual Shareholders Meeting

The Fund's annual shareholders meeting was scheduled for December 3, 1999. The meeting was adjourned three times for failure to obtain the necessary quorum to transact business. At the meeting, as reconvened on February 4, 2000, shareholders approved the shareholder proposals presented by Mr. Phillip Goldstein, including his election as a director of the Fund and a proposal that Advantage Advisers, Inc., the Fund's U.S. Co-Adviser ("Advantage") and Acci Worldwide, S.A. de C.V., the Fund's Mexican Adviser ("Acci Worldwide") present to the Board of Directors a proposal designed to afford shareholders an opportunity to promptly realize net asset value ("NAV"). At the meeting as reconvened on February 28, 2000, shareholders ratified the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund for the fiscal year ended July 31, 2000. The shareholder proposal to terminate the Fund's advisory agreements if Advantage Advisers, Inc. and Acci Worldwide, S.A. de C.V. do not present a plan for shareholders to promptly realize net asset value for their shares was withdrawn at the meeting by a representative of Mr. Goldstein, the proponent of the shareholder proposal.

The following table provides information concerning the matters voted on at the meeting:

I. Election of Directors

           Nominee                     Votes For        Votes Abstained
           -------                     ---------        ---------------
      Phillip Goldstein                4,358,896            29,863

At February 4, 2000, in addition to Phillip Goldstein, the other directors of the Fund were as follows:

      Carroll W. Brewster
      Sol Gittleman
      Alan Rappaport

II. Ratification of PricewaterhouseCoopers LLP as the Independent Accountants of the Fund

          Votes For                    Votes Against      Votes Abstained
          ---------                    -------------      ---------------
          6,542,906                       687,118             831,351

III. Shareholder Proposal

1. Within 30 days of approval of this proposal, Advantage and Acci Worldwide shall present to the Board of Directors a proposal designed to afford shareholders an opportunity to promptly realize NAV for all their shares.

          Votes For                     Votes Against      Votes Abstained
          ---------                     -------------      ---------------
          4,364,375                       3,714,209            9,515

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

2. If (a) Proposal No. 1 is approved and (b) within 30 days of such approval Advantage and Acci Worldwide fail to present to the Board of Directors a plan designed to afford shareholders an opportunity to promptly realize NAV for all their shares, the Fund's investment advisory agreements with Advantage and Acci Worldwide shall be terminated as soon as permissible.

Withdrawn on February 28, 2000.

3. If (a) the Board of Directors opposes Proposal No. 1 and (b) Proposal No. 1 is approved, the following Bylaw shall be adopted: "All compensation earned by the directors shall be held in escrow and not paid to them until the shareholders are able to realize NAV for their shares. This Bylaw may only be altered or repealed by the shareholders."

            Votes For               Votes Against         Votes Abstained
            ---------               -------------         ---------------
            4,315,462                 3,752,837              19,800

4. The following Bylaw shall be adopted: "The expenses incurred by the Fund related to any contested meeting of the shareholders shall be limited to those legally required to achieve a quorum and to allow shareholders to cast an informed vote on all matters to be present at such meeting. This Bylaw may only be altered or repealed by the shareholders."

            Votes For               Votes Against         Votes Abstained
            ---------               -------------         ---------------
            4,675,510                 3,387,585              25,004

THE MEXICO EQUITY AND INCOME FUND, INC.

REQUEST TO INVESTMENT ADVISERS

In light of the results of the shareholders' meeting, the Board of Directors requested that Advantage and Acci Worldwide present to the Board of Directors for consideration at a meeting of the Board of Directors on March 3, 2000 a proposal designed to afford shareholders an opportunity to promptly realize net asset value for all their shares. The Fund announced this request by way of a press release issued February 10, 2000. At the meeting held on March 3, 2000, the Board considered alternatives presented by Advantage and Acci Worldwide for affording shareholders the opportunity to promptly realize net asset value for all their shares. At the meeting, the Board of Directors determined that the alternatives require further review and agreed to again consider the alternatives at a Special Meeting to be held in approximately 30 days.

SHARE REPURCHASE AND TENDER OFFER PROGRAM

At a meeting of the Board of Directors held on October 11, 1999, the Board approved a share repurchase and tender offer program for up to 2,800,000 shares, or 25%, of the Fund's common stock. As the Fund indicated in a press release dated February 10, 2000, the Fund intends to continue to purchase shares in the open market pursuant to this program at times and prices determined by management of the Fund to be in the best interests of shareholders of the Fund, and intends to tender for shares if necessary under the terms of the program.

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

Dividends and Distributions

DIVIDEND REINVESTMENT PLAN

The Fund intends to distribute to shareholders substantially all of its net investment company taxable income at least annually. Investment company taxable income, as defined in section 852 of the Internal Revenue Service Code of 1986, includes all of the Fund's taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other required adjustments. The Fund also expects to distribute annually substantially all of its net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers), except in circumstances where the Fund realizes very large capital gains and where the Directors of the Fund determine that the decrease in the size of the Fund's assets resulting from the distribution of the gains would not be in the interest of the Fund's shareholders generally.

Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), each shareholder will be deemed to have elected, unless the Plan Agent (as defined below) is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund by PFPC Inc., the Fund's transfer agent, as the Plan Agent (the "Plan Agent"). Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in U.S. dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent for The Mexico Equity and Income Fund, Inc., c/o PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809. Dividends and distributions with respect to shares of the Fund's Common Stock registered in the name of a broker-dealer or other nominee (i.e., in "street name") will be reinvested under the Plan unless the service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. Investors who own shares of the Fund's Common Stock registered in street name should contact the broker or nominee for details.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, as shareholders may have elected, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; or, if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. If net

THE MEXICO EQUITY AND INCOME FUND, INC.

asset value per share on the valuation date exceeds the market price per share on that date, participants in the Plan will receive shares of Common Stock from the Fund valued at market price. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertified form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who participate in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions payable in either Common Stock or cash. The Plan Agent's fees for the handling or reinvestment of such dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions payable in cash.

Brokerage charges for purchasing small amounts of Common Stock for individual accounts through the Plan are expected to be less than usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commissions thus attainable. Brokerage commissions will vary based on, among other things, the broker selected to effect a particular purchase and the number of participants on whose behalf such purchase is being made.

The receipt of dividends and distributions in Common Stock under the Plan will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends or distributions.

                                         THE MEXICO EQUITY AND INCOME FUND, INC.

Dividends and Distributions (concluded)

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to participants at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, or rules or policies of a regulatory authority) only upon at least 30 days' written notice to participants. All correspondence concerning the Plan should be directed to the Plan Agent at the address above.

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

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

THE MEXICO EQUITY
AND INCOME FUND, INC.

Mexican Investment Adviser:
ACCI Worldwide, S.A. de C.V.

U.S. Investment Adviser:
Advantage Advisers, Inc., a wholly owned subsidiary of CIBC World Markets Corp.

Administrator:
CIBC World Markets Corp.

Sub-Administrator:
PFPC Inc.

Transfer Agent and Registrar:
PFPC Inc.

Custodian:
PFPC Trust Co.
Citibank, N.A.